M&F BANCORP, INCORPORATED AND SUBSIDIARY

Exhibit 32

M & F BANCORP, INC.

Certification of Periodic Financial Report

Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of M & F Bancorp, Inc. (the “Company”) certify that the Annual Report on Form 10-KSB/A (Amendment No.1) of the Company for the fiscal year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 31, 2007	/s/ Kim D. Saunders
Kim D. Saunders
Chief Executive Officer

Dated: December 31, 2007	/s/ Allan E. Sturges
Allan E. Sturges
Chief Accounting Officer

*	This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

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